HUDSON VALLEY HOLDING CORP.

Defining the Difference

HVB
LISTED
NYSE

Metro New York’s Premier Business Bank May 2014 Exhibit 99.1

Safe Harbor Statement
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
This presentation contains various forward-looking statements with respect to earnings, credit quality and other financial and business matters within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-statements can be identified by words such as “expects,” “anticipates,” “intends,” “believes,” “estimates,” “predicts” and words of similar import. The
Company cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, and that statements relating to future periods are subject to uncertainty because of the increased likelihood of changes in underlying factors and assumptions. Actual results could differ materially from forward-looking statements.
Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements, include, but are not limited to, statements regarding: (a) the OCC and other bank regulators may require us to further modify or change our mix of assets, including our concentration in certain types of loans, or require us to take further remedial actions; (b) our inability to deploy our excess cash, reduce our expenses and improve our operating leverage and efficiency;  (c) our ability to pay quarterly cash dividends to shareholders in light of our earnings, the current and future economic environment, Federal Reserve
Board guidance, our Bank’s capital plan and other regulatory requirements applicable to Hudson Valley or Hudson Valley Bank;
(d) the possibility that we may need to raise additional capital in the future and our ability to raise such capital on terms that are favorable to us; (e) further increases in our non-performing loans and allowance for loan losses; (f) ineffectiveness in managing our commercial real estate portfolio; (g) lower than expected future performance of our investment portfolio; (h) inability to effectively integrate and manage the new business and lending teams; (i) a lack of opportunities for growth, plans for expansion
(including opening new branches) and increased or unexpected competition in attracting and retaining customers; (j) continued
poor economic conditions generally and in our market area in particular, which may adversely affect the ability of borrowers to repay their loans and the value of real property or other property held as collateral for such loans; (k) lower than expected demand for our products and services; (l) possible additional impairment of our goodwill and other intangible assets; (m) our inability to manage interest rate risk; (n) increased expense and burdens resulting from the regulatory environment in which we operate and our ability to comply with existing and future regulatory requirements; (o) our inability to maintain regulatory capital above the minimum levels Hudson Valley Bank has set as its minimum capital levels in its capital plan, or such higher capital levels as may be required; (p) proposed legislative and regulatory action may adversely affect us and the financial services industry; (q) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer
Protection Act and related regulations) may subject us to additional regulatory oversight which may result in increased compliance costs and/or require us to change our business model;(r) future increased Federal Deposit Insurance Corporation, or
FDIC, special assessments or changes to regular assessments; (s) potential liabilities under federal and state environmental laws; (t) legislative and regulatory changes to laws governing New York State’s taxation of HVB’s REIT subsidiary.
For a more detailed discussion of these factors, see the Risk Factors discussion in the Company’s most recent Annual Report on
Form 10-K. The forward-looking statements included in this presentation are made only as of the date hereof and the Company undertakes no obligation to update or revise any of its forward-looking statements.
Unless otherwise noted, information presented is from Company sources.

Hudson Valley: A Differentiated Business Model
• $3 billion commercial bank focused on small and middle market businesses, professional service firms and their principals – they view us as their “private bankers”
• Low-cost, core deposits = foundation of customer relationships
• 28 branches throughout Westchester, Rockland, the Bronx, Manhattan and Brooklyn in
New York
• Historic growth achieved by taking deposit share from larger national bank competitors
Niche businesses
synergistically
complement each other to
form the core of HVB’s
business model
Focus on
Targeted
Niche
Segments
Attorneys
Not-For-
Profits
Property
Managers
Real
Estate
Developers
Municipal -
ities
Trusts
General
Business

How is HVB Different?
There are more than 32,000 small
and middle market companies with
revenues of $1 million or more in
our market
MARKET SHARE
PLAY IN LARGE
MARKET
• Ability to achieve meaningful growth with small market share gains
• With 0.32% deposit market share, HVB ranks 22nd in its five-county, $813 billion deposit market
• Gaining just 13 bps of share would give HVB over $1B in incremental deposits
SUPERIOR SERVICE
AND TECHNOLOGY
• Investing in sophisticated technology and business solutions on par with the largest banks, with longstanding superior client service
• Customers enjoy easy access to decision makers, who live and operate in the local market
EFFECTIVE AT
COMPETING IN A
DENSE MARKET
• Niche market segmentation is unique
• Will start small and work our way into lead bank position
• Referral driven – satisfied customers, Business Development Board Members &
centers of influence in key niche focus areas

Summary Financial Highlights
(a) Excluding effects of $1.9 million prepayment penalty on FHLB advances and $0.2 million change related to NYS Corporate Tax Reform. Certain amounts in this column may be considered non-GAAP financial measures. For a reconciliation to GAAP, please see the Company’s Form 8-K filed with the SEC on April 28, 2014. Management believes these non-GAAP financial measures provide information useful to investors in understanding the Company’s underlying operating performance and trends, and facilitates comparisons with the performance of others banks.
(Dollars in thousands, except per share data)
2014 2014 2013
Net Interest Income $21,729 $21,729 $21,246
Non Interest Income $2,479 $4,339 $4,517
Non Interest Expense $21,790 $21,790 $19,611
Net Income $1,602 $2,877 $3,651
Diluted Earnings Per Share $0.08 $0.14 $0.18
Dividends Per Share $0.06 $0.06 $0.06
Net Interest Margin 3.14% 3.14% 3.18%
Return on Average Equity 2.23% 4.01% 5.02%
Return on Average Assets 0.22% 0.39% 0.51%
Efficiency Ratio 82.60% 82.60% 74.97%
Tangible Common Equity Ratio 9.6% 9.6% 9.6%
Average Assets $2,935,509 $2,935,509 $2,859,443
Average Net Loans $1,615,848 $1,615,848 $1,422,132
Average Deposits $2,589,978 $2,589,978 $2,493,021
Average Stockholders' Equity $286,740 $286,740 $290,950
Three Months Ended March 31
(a)

Nonaccrual Loans / Total Assets %

0.44
1.90
1.64
1.07
1.20
0.78
0.72
2008
2009
2010
2011
2012
2013
Q1 2014

Net Chargeoffs / Average Net Loans %

0.39
0.47
2.70
3.85
0.77
0.20
(0.01)
2008
2009
2010
2011
2012
2013
Q1 2014

Loan Loss Reserve / Nonaccrual Loans %

200
76
89
103
76
111
128
2008
2009
2010
2011
2012
2013
Q1 2014

Loan Loss Reserve / Gross Loans %

1.33
2.13
2.25
1.95
1.81
1.59
1.62
2008
2009
2010
2011
2012
2013
Q1 2014

6 Asset Quality Remains Strong Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of December 31, 2013.

Tangible Common Equity / Tangible Assets

Leverage Ratio %

7.5
10.2
9.6
8.8
9.3
9.5
9.7
2008
2009
2010
2011
2012
2013
Q1 2014

Tier 1 Risk Based Capital Ratio %

10.1
13.9
13.9
11.3
16.5
16.2
16.2
2008
2009
2010
2011
2012
2013
Q1 2014

Total Risk Based Capital Ratio %

11.3
15.2
15.2
12.6
17.7
17.5
17.5
2008
2009
2010
2011
2012
2013
Q1 2014

Capital Ready for Deployment Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of December 31, 2013. 7

Return on Average Assets %

Return on Average Equity %

Pre-Tax Pre-Provision Diluted Earnings

Diluted Earnings per Share

Working to Return to Historical Profitability
Goodwill impairment
$2.78
$1.49
-Pre-Tax Pre-Provision Diluted Earnings per Share is a Non-GAAP measure.  See Appendix slide for reconciliation
1.02
10.05
$2.78
$1.49
$0.90
$0.66
0.44
4.47
Income from loan sale
$0.22
$0.14
4.01
0.39
Prepayment penalty on FHLB advances and NYS Corporate Tax Reform change
$3.84 $3.31 $2.58 $2.91 $1.97
($0.05)
$0.12
2008 2009 2010 2011 2012 2013 Q1 2014
14.76 8.74 1.75
(0.72)
6.82
0.39
2.23
2008 2009 2010 2011 2012 2013 Q1 2014
1.30 0.74 0.18
(0.08) 0.70
0.04 0.22
2008 2009 2010 2011 2012 2013 Q1 2014
$2.06 $1.24 $0.26
($0.11) $1.01
$0.06
$0.08
2008 2009 2010 2011 2012 2013 Q1 2014

HVB: Becoming a Better Bank
LEGACY STRENGTHS
• Exceptional metro NYC core deposit franchise
• Unique niche-lending focus
• Highly asset-sensitive balance sheet
• Disciplined expense management
RECENT
ACCOMPLISHMENTS
• Exceeded loan growth and liquidity deployment targets in 2013
• New business or expansion of existing products: ABL, Equipment
Financing, Residential Mortgage
• Meaningfully reduced operating expenses by 4.5%  in 2013*
– Despite investments in compliance, talent and growth
initiatives
• Strengthened governance and leadership
• Developed sophisticated cash management and mobile banking tools on par with the largest banks
WHERE WE’RE GOING
• Investing in the Company to be BETTER, not just to be different
• Nimbly adapting to new environments, products, and competitors while capitalizing on legacy strengths
• More effectively serving our niche markets and new markets with a more diverse array of profitable, customized products that meet their needs
* Total non-interest expense of $100.1 million for 2013 included non-recurring charges of $18.7 million pre-tax goodwill impairment and $1.3 million non-operating expense related to branch consolidations.

DISCIPLINED EXECUTION
•Unwavering focus on strategy for diversifying balance sheet
• Launched ABL (Q4’13) and Equipment Financing businesses (Q1’14)
• Increase of $104 million in residential mortgage and home equity loans over the last five quarters
•Instituted ERM platform suitable for $10-$15 billion-asset bank
PRUDENT LIQUIDITY DEPLOYMENT CONTINUES

(Dollars in millions)
Recent Successes
$25
$112
$143
$122
$402
$72
$28
$47
$6
$12
$93
-$10
Q1-2013 Q2-2013 Q3-2013 Q4-2013 2013  Total Q1-2014
New Loan Originations and Purchases
Securities growth

$1,250,000
$1,300,000
$1,350,000
$1,400,000
$1,450,000
$1,500,000
$1,550,000
$1,600,000
$1,650,000
$1,700,000
2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1
Total Gross Loans
Liquidity Deployment
LENDING MOMENTUM
• $402 million in loan originations and purchases in 2013 exceeded $200 million target
• Growth outpaced runoff, adding $161 million in net new loans for 2013
• Strong Q1 2014 pace, with $27.9 million in net new loans.

Diversifying Offering: Liquidity Deployment
• Methodically deploying excess liquidity from Q1’12 loan sales and abundant cash generation
• Building on core competency with CRE lending while launching new or expanding products for niche commercial customers and their owners, principals and managers:
1. Jumbo residential mortgage and home equity products complementing commercial offerings
2. Recent launches of asset-based lending (ABL) and equipment financing businesses will increase portfolio diversity
3. Continue to pursue quality in-market CRE, moving up-market and building on strong reputation in our marketplace

Diversifying Offering: Residential Real Estate
•
Jumbo residential mortgage and home equity products support personal financing needs for in-market borrowers
–
For existing commercial customer owners, principals and managers, a broader array of competitive residential options than previously offered
– For prospective customers, a whole new line of products at our bankers’
disposal to develop new commercial relationships
LOAN BALANCES ($M)
March 31, 2014
INTEREST INCOME ($M)
March 31, 2014
Every ~$27 million in
additional residential
real estate balances
adds $1 million to
HVB’s annual interest
income*
* Assumes 1Q14 residential mortgage yield of 3.75%
Residential Mortgage & Home Equity
All Other

14

Diversifying Offering: Asset Based Lending
• HVB Capital Credit LLC launched in November 2013
• Diversifies and improves risk profile of overall portfolio
• Offering a growing array of products and services in demand by small-
and mid-sized commercial customers and prospects in metro NYC and beyond
• Flexible alternative financing solutions to companies with credit needs between $2.5 million and $25 million – a range typically underserved by the country’s largest banks
• Addition of veteran ABL team builds on long record of attracting top talent from national/multinational banks
• Every ~$20 million in additional ABL balances adds $1 million to HVB’s annual interest income*
* Assumes 1Q’14 ABL origination yield of 4.9%

Diversifying Offering: Equipment Financing
• HVB Equipment Capital LLC launched in March 2014
• Nationwide lender to customers, wholesale partners and manufacturers, providing equipment leasing and lending for a wide range of income-producing equipment, including:
– Manufacturing
– Healthcare
– Technology
– Transportation
• Focus on seizing opportunities to finance small and middle-market transactions in the $100,000 to $5 million range
• Offers new and existing customers a flexible alternative to traditional commercial loans, enhancing cash flow and preserving working capital

16

Moving Upmarket with Technology
• Over the past two years, implemented risk management systems and capital management framework typical of a $10-$25 billion bank, with our
$3 billion balance sheet
• An investment of $4 million, recognized over five years, for enhanced technology solutions for business customers will be made, with the solutions rolled out in 2014.
• Applications for small and mid-sized companies, including mobile banking applications and enhanced lockbox and other cash management tools
• Designing sophisticated cash management resources for larger companies to be competitive with the best cash management platforms offered in our marketplace – on par with the largest banks
– Sophisticated platforms allow us to meet the treasury management needs of larger businesses
» For example, in the past we have served law firms with 5-10 partners; now we can serve firms with 20-100 partners

Diversification Progress
LOAN COMPOSITION – March 31, 2014
(1) Total is gross of unearned income.
Loan Balances
March 31
$ in Millions
2014
REAL ESTATE
C&D - RESIDENTIAL 38 $
C&D - NON RESIDENTIAL 43
OWNER OCCUPIED CRE 162
NON-OWNER OCCUPIED CRE 426
MULTIFAMILY LOANS 250
1-4 FAMILY MORTGAGE 315
HOME EQUITY 114
COMMERCIAL & INDUSTRIAL 284
CONSUMER 10
LEASE FINANCING 14
OTHER 3
TOTAL (1) $1,659
C&D -
RESIDENTIAL
2%
C&D - NON
RESIDENTIAL
2%
OWNER
OCCUPIED
CRE
10%
NON-OWNER
OCCUPIED
CRE
26%
MULTIFAMILY
LOANS
15%
1-4 FAMILY
MORTGAGE
19%
HOME
EQUITY
7%
COMMERCIAL
&
INDUSTRIAL
16%
CONSUMER
1%
LEASE
FINANCING
1%

Legacy Strength: Core Deposit Franchise
DEPOSIT COMPOSITION – Mar. 31, 2014 CORE FUNDING
-Core Deposits defined as total deposits less time deposits >$100,000.
91%
64%
87%
97%
50%
60%
70%
80%
90%
100%
2008 2009 2010 2011 2012 2013 Q1 2014
Loans/Deposits
Core Deposits/Total Deposits
Money
Market
36%
Demand
38%
Savings 5%
Time > $100m
3%
Time < $100m
1%
Checking with
Interest 17%
TOTAL DEPOSITS - $2,562 Million

Continued Deposit Growth Drives Profitability
67.2%
CORE
DEPOSITS
(1)
96.7% CORE
DEPOSITS
(1)
VS.
89.5% FOR
PEERS
(2)
(1)
Core deposits defined as total deposits less time deposits > $100,000 and brokered deposits.  December 2006 Includes approximately $127 million of deposits as part of New
York National Bank acquisition
(2)
Peers = Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of December 31, 2013.
$0
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
$2,500
$2,750
$3,000
$888 $1,027 $1,125 $1,235 $1,408 $1,626 $1,813 $1,839 $2,173 $2,234 $2,425 $2,520 $2,634 $2,562
Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Mar
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Demand Deposits Checking with Interest Money Market Accounts Savings Accounts
Time Deposits < $100m Time Deposits > $100m Brokered Deposits

Net Interest Margin
(1) Fully tax equivalent basis.
(2) Peers = Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of December 31, 2013.
VS. 3.63%
PEERS
(1,2)
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Q1 2014
N
ET NTEREST
M
ARGIN
(FTE)
IELD ON OANS
C
OST OF EPOSITS
F
EDERAL
F
UNDS ATE
I Y L D R
4.89%
3.19%
4.84%
0.17%

Core Deposits Differentiate HVB from Peers
(1)  Core Deposits defined as total deposits less time deposits >$100,000 and brokered deposits.
(2) Peers = Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of December 31, 2013.
(3) Represents Net Loans to Deposits
3/31/13 3/31/14
HVB HVB Peers
(2)
Non Interest Bearing/Total Deposits 40% 38% 22%
Core Deposits / Total Deposits
(1)
96% 97% 90%
Deposits / Total Funding 98% 99% 91%
Loans / Deposits Ratio
(3)
56% 64% 80%
Net Interest Margin (FTE) 3.24% 3.19% 3.63%
Cost of Total Deposits 20 bp 17 bp 38 bp
Deposit Metrics

%
8
6
4
2
0
3.46
2.08
1.35
0.35
3.06
1.66
0.38
0.17
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q14
%
8
6
4
2
0
8.57
8.38
6.94
6.09
8.51
7.58
4.84
4.84
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q14
HVB
SNL $1-$5B Banks

Deposit Franchise Provides Funding Advantage
COST OF
DEPOSITS
YIELD ON
LOANS
HVB’s deposit costs
are relatively stable and
lower than peers over
interest rate cycles
HVB’s average loan
yields are in line with
peer banks

Source: SNL Financial. Data for SNL $1-$5B Banks reflects the median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of December 31, 2013.

Positioned for Rising Rates
INTEREST RATE SENSITIVITY
Percent Change in Net Interest Income from
Gradual 12-month Change in Rates
As of March 31, 2014
Median impact
among banks with
similar interest rate
sensitivity method*
+0.93%
*Source: SNL Financial. Median of 49 banks reporting interest rate sensitivity using a percent change to net interest income method for a gradual 12-
month increase of 200 basis points, as of December 31, 2013.

30
25
20
15
10
5
0
-5
%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
1Q14
HVB
Metro NY Competitors
SNL $1-$5B Banks

Deposit Premium
DEPOSIT PREMIUM
AT PERIOD END
Deposit premium defined as market value less common equity as a percentage of total deposits
Data for Metro NY Competitors and SNL $1-$5B Banks reflects the median of each group.  See Appendix for Metro NY competitors.
WORKING TO RESTORE SUPERIOR VALUATION OF PREMIER DEPOSIT FRANCHISE

HVB: Becoming a Better Bank
LEGACY STRENGTHS
• Exceptional metro NYC core deposit franchise
• Unique niche-lending focus
• Highly asset-sensitive balance sheet
• Disciplined expense management
RECENT
ACCOMPLISHMENTS
• Exceeded loan growth and liquidity deployment targets in 2013
• New business or expansion of existing products: ABL, Equipment
Financing, Residential Mortgage
• Meaningfully reduced operating expenses by 4.5%  in 2013*
– Despite investments in compliance, talent and growth
initiatives
• Strengthened governance and leadership
• Developed sophisticated cash management and mobile banking tools on par with the largest banks
WHERE WE’RE GOING
• Investing in the Company to be BETTER, not just to be different
• Nimbly adapting to new environments, products, and competitors while capitalizing on legacy strengths
• More effectively serving our niche markets and new markets with a more diverse array of profitable, customized products that meet their needs
* Total non-interest expense of $100.1 million for 2013 included non-recurring charges of $18.7 million pre-tax goodwill impairment and $1.3 million non-operating expense related to branch consolidations.

26 THANK YOU FOR YOUR INTEREST IN HUDSON VALLEY HOLDING CORP.

27 APPENDIX FINANCIAL DETAIL AND NON-GAAP RECONCILIATION

Metro New York Competitors
Astoria Financial Corporation Northfield Bancorp, Inc.
BCB Bancorp, Inc. Oritani Financial Corp.
Center Bancorp, Inc. Peapack-Gladstone Financial Corporation
ConnectOne Bancorp, Inc. People's United Financial, Inc.
Dime Community Bancshares, Inc. Provident Financial Services, Inc.
First of Long Island Corporation Signature Bank
Flushing Financial Corporation Sterling Bancorp
Intervest Bancshares Corporation Tompkins Financial Corporation
Investors Bancorp, Inc. (MHC) Unity Bancorp, Inc.
Kearny Financial Corp. (MHC) Valley National Bancorp
Lakeland Bancorp, Inc. Webster Financial Corporation
New York Community Bancorp, Inc.

Earnings

(Dollars in thousands, except per share amounts)	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Net Interest Income	$25,508	$24,115	$22,410	$21,246	$21,068	$21,013	$20,610	$21,729
Non Interest Income	$4,789	$4,353	$4,346	$4,517	$3,881	$4,189	$2,557	$2,479
Non Interest Expense	$21,034	$20,035	$20,593	$19,611	$19,818	$21,546	$39,126	$21,790
Net Income (Loss)	$4,961	$3,134	$3,073	$3,651	$3,487	$2,495	($8,503)	$1,602
Net Interest Margin	3.93%	3.60%	3.28%	3.18%	3.06%	2.99%	2.95%	3.14%
Diluted Earnings (Loss) Per Share	$0.25	$0.16	$0.16	$0.18	$0.18	$0.13	($0.43)	$0.08
Dividends Per Share	$0.18	$0.18	$0.18	$0.06	$0.06	$0.06	$0.06	$0.06
Return on Average Equity	6.72%	4.32%	4.18%	5.02%	4.75%	3.45%	-11.90%	2.23%
Return on Average Assets	0.71%	0.44%	0.43%	0.51%	0.47%	0.33%	-1.14%	0.22%
Efficiency Ratio	68.06%	69.33%	75.73%	74.97%	78.12%	84.24%	157.97%	82.60%
Tangible Common Equity Ratio	9.6%	9.2%	9.3%	9.6%	9.0%	8.9%	9.3%	9.7%
Average Assets	$2,795,090	$2,874,634	$2,883,086	$2,859,443	$2,949,423	$3,002,857	$2,973,970	$2,935,509
Average Net Loans	$1,577,190	$1,505,942	$1,467,153	$1,422,132	$1,409,875	$1,450,338	$1,572,554	$1,615,848
Average Deposits	$2,408,726	$2,489,378	$2,514,818	$2,493,021	$2,586,583	$2,638,509	$2,622,661	$2,589,978
Average Stockholders' Equity	$295,378	$290,189	$293,886	$290,950	$293,616	$289,395	$285,800	$286,740

Quarterly Summary Financial Highlights 29

Quarterly Loan Balances
(1)  Total is gross of unearned income.
(Dollars in Millions)
Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014
REAL ESTATE
C&D - RESIDENTIAL 53 $          48 $          34 $           27 $          35 $          41 $          41 $          38 $
C&D - NON RESIDENTIAL 43 43 41 43 37 42 47 43
OWNER OCCUPIED CRE 229 195 181 177 186 191 168 162
NON-OWNER OCCUPIED CRE 405 389 369 399 408 408 425 426
MULTIFAMILY LOANS 213 209 196 195 196 215 227 250
1-4 FAMILY MORTGAGE 237 214 216 189 222 289 321 315
HOME EQUITY 109 109 109 106 107 107 111 114
COMMERCIAL & INDUSTRIAL 231 266 288 250 261 255 259 284
CONSUMER 19 20 19 17 16 15 15 10
LEASE FINANCING 14 14 14 11 10 12 14 14
OTHER 3 3 3 1 2 2 3 3
TOTAL (1) 1,557 $     1,510 $     1,470 $       1,415 $     1,480 $     1,577 $     1,631 $     1,659 $
Period Ending

Non-GAAP Reconciliation
(a)   Excluding the loan sale in the first quarter of 2012 resulting in a gross gain of $15.9 million.
(b)   Excluding the $18.7 million pre-tax goodwill impairment and $1.3 million non-operating expense related to branch consolidations.
(c)   Excluding effects of $1.9 million prepayment penalty on FHLB advances and $0.2 million change related to NYS Corporate Tax Reform.
(Dollars in thousands except share and per
share data) 2008 2009 2010 2011 2012(a) 2012 2013(b) 2013 Q1 2014(c ) Q1 2014
Net Income as reported 30,877 $      19,012 $      5,113 $       (2,137) $      19,824 $      29,181 $      12,962 $      1,130 $       2,877 $       1,602 $
Income attributable to participating
shares as reported -                 -                 -                 -                 (78)              (115)            (153)            (13)              (39)              (22)
Net Income attributable to common
shares as reported
30,877 $      19,012 $      5,113 $       (2,137) $      19,745 $      29,065 $      12,809 $      1,116 $       2,838 $       1,580 $
Net Income as reported 30,877 $      19,012 $      5,113 $       (2,137) $      19,824 $      29,181 $      12,962 $      1,130 $       2,877 $       1,602 $
Exclude:
Income Tax (1) 15,646        7,310          (1,406)         (5,413)         10,367        16,945        3,500          (4,625)         1,509          739
Provision for Loan Loss (2) 11,025        24,306        46,527        64,154        8,507          8,507          2,476          2,476          78               78
Income attributable to participating
shares (3) -                 -                 -                 -                 (153)            (216)            12               12               (61)              (33)
Pre-tax, Pre-provision Earnings 57,548 $      50,628 $      50,234 $      56,605 $      38,545 $      54,417 $      18,949 $      (1,008) $      4,403 $       2,385 $
Weighted Average Diluted common
shares 14,973,866 15,307,674 19,455,971 19,462,055 19,545,037 19,545,037 19,718,995 19,718,995 19,718,995 19,718,995
Diluted Earnings per Share as reported 2.06 $         1.24 $         0.26 $         (0.11) $        1.01 $         1.49 $         0.65 $         0.06 $         0.14 $         0.08 $
Effects of (1) and (2) above 1.79            2.07            2.32            3.02            0.96            1.30            0.31            (0.11)           0.08            0.04
Pre-Tax, Pre-Provision Diluted Earnings
per Common Share 3.84 $         3.31 $         2.58 $         2.91 $         1.97 $         2.78 $         0.96 $         (0.05) $        0.22 $         0.12 $
Tangible Equity Ratio:
Total Stockholders' Equity:
As reported 207,500 $    293,678 $    289,917 $    277,562 $    290,971 $    290,971 $    284,309 $    284,309 $    287,553 $    287,553 $
Less: Goodwill and other intangible
assets 25,040        27,118        26,296        25,493        24,745        24,745        5,855          5,855          5,807          5,807
Tangible stockholders' equity 182,460 $    266,560 $    263,621 $    252,069 $    266,226 $    266,226 $    278,454 $    278,454 $    281,746 $    281,746 $
Total Assets:
As reported 2,540,890 $ 2,665,556 $ 2,669,033 $ 2,797,670 $ 2,891,246 $ 2,891,246 $ 2,999,199 $ 2,999,199 $ 2,906,201 $ 2,906,201 $
Less: Goodwill and other intangible
assets 25,040        27,118        26,296        25,493        24,745        24,745        5,855          5,855          5,807          5,807
Tangible assets 2,515,850 $ 2,638,438 $ 2,642,737 $ 2,772,177 $ 2,866,501 $ 2,866,501 $ 2,993,344 $ 2,993,344 $ 2,900,394 $ 2,900,394 $
Tangible equity ratio
7.3% 10.1% 10.0% 9.1% 9.3% 9.3% 9.3% 9.3% 9.7% 9.7%

32 THANK YOU FOR YOUR INTEREST IN HUDSON VALLEY HOLDING CORP. www.hudsonvalleybank.com May 2014